EXHIBIT 99.1

RenovaCare Chairman Discusses 2020 Highlights and Provides 2021 Outlook

ROSELAND, N.J., Dec. 22, 2020 (GLOBE NEWSWIRE) -- RenovaCare, Inc. (Symbol: RCAR; www.renovacareinc.com), a clinical-stage developer of patented technologies for spraying self-donated stem cells for the regeneration of skin and other organs and tissues, announced today that it has issued the following year-end letter from its Chairman and CEO, Alan L. Rubino to the Company’s stockholders and interested parties:

Dear Valued Shareholders and Supporters,

2020 has been a pivotal year for RenovaCare. We successfully achieved a series of planned milestones, the most important of which was a conditional FDA approval in August for our Investigational Device Exemption (IDE) that will enable us to commence clinical trials of our CellMist™ System and SkinGun™ next year.

During the year, we:

  assembled and integrated a team of leaders with significant regenerative medicine, biomedical, and pharmaceutical experience;
  launched our research and development innovation center for organ and tissue regeneration, based in Germany;
  entered into several strategic partnerships to provide product design, manufacturing, product testing, and regulatory support; and
  continued to bolster and expand our intellectual property portfolio.

It was an important year during which diligent preparation and strategic execution propelled the Company’s technology towards clinical development.

Our success in 2020 has us well-positioned for next steps while we continue building shareholder value by advancing, through self-advancement and key partnerships, our product portfolio towards regulatory approval and commercialization.

RenovaCare Regenerative Cell Therapy Technologies Have the Potential to Become a Best-In-Class Wound Healing Platform and the Eventual Standard-Of-Care for the Treatment of Burns

We believe our regenerative therapeutics portfolio will prove to be well-differentiated, address unmet medical needs, and deliver significant clinical benefits to patients.

The RenovaCare approach for the treatment of severe burns is simple: the burn patient provides a small skin sample. Our CellMist™ System renders large quantities of highly viable skin cells and stem cells enzymatically from autologous donor skin tissue. These isolated cells are topically applied as a gentle, fine mist onto partial-thickness second degree thermal burn wounds using our unique and patented SkinGun™ spray device. Our skin cell therapy is a single procedure that is completed in only several hours.

In investigator-initiated studies, patients treated with our CellMist™ System and SkinGun™ successfully healed and were able to leave the hospital in less than two weeks. In addition to more rapid wound healing, better function and physical appearance of the burn wound were restored as compared to standard skin grafting. In contrast, the current standard of care, skin grafting, requires the removal of healthy skin about the same size of the burn wound for surgical grafting onto the burn wound. Patients undergoing skin grafting can remain hospitalized for many weeks or months, may undergo multiple surgeries over months or years, and often, may endure pain and ongoing physical therapy with potential scarring.

Our approach, when compared to skin grafting, results in less time spent in the operating room, shorter hospital stays, more rapid wound healing with less pain and better cosmesis, and less complex patient recovery. For hospitals and insurance providers already burdened by rising healthcare costs, this may be a less expensive alternative to current treatment methodologies.

Our ultimate goal is to make our therapy available to the millions of victims worldwide who suffer from burns, chronic and acute wounds, and scars. The market size for a successful therapy addressing this market can exceed $1 billion in the U.S. and more on a global scale.

RenovaCare has Become a Clinical-Stage Development Company

In August 2020, U.S. Food and Drug Administration (FDA) conditionally approved the Company’s IDE application to conduct a clinical trial to evaluate the safety and feasibility of autologous stem cells rendered by its CellMist™ System from donor skin and applied topically with the SkinGun™ spray device for treatment of partial-thickness, second-degree thermal burn wounds. The final approval is expected soon with our clinical trial anticipated to commence during the first quarter of 2021. The FDA conditional approval marks a significant milestone for RenovaCare and our CellMist™ System and SkinGun™ for spraying an ultra-gentle mist of a patient’s own skin cells for the healing of burns and wounds. Four major U.S. burn centers will participate in our clinical trial, in which 14 adult human burn subjects with partial-thickness second-degree thermal burn wounds (10-30% total body surface area) will be enrolled.

To support our regulatory advancement and clinical pathway, we have engaged a number of recognized leaders in medical devices and biologics, including Roche, Fisher BioServices, Pro Tech, Berkshire, Advanced Clinical, and MCRA, among others.

RenovaCare has A Pipeline of Clinical-Stage Assets for the Regeneration of Tissues and Organs

In addition to the CellMist™ System and SkinGun™, our product pipeline includes three candidates being developed for treatment of various wounds and skin conditions, including Electronic SkinGun™, Disposable SkinGun™, and Cell Isolation Device. These programs will follow the 510(k) development pathway and could potentially be products before the CellMist™ System and SkinGun™ device receives pre-market approval from the FDA.

Comprehensive Business Growth Strategy

In addition to our regulatory strategy, we have also advanced on potential business partnership discussions with targeted healthcare companies that manufacture and distribute medical products. Companies who already are well entrenched in both the burn-treatment and wound care sectors are keen to differentiate and bolster their therapeutic portfolio with advanced regenerative therapies like our CellMist™ and SkinGun™, which expedite their business growth in established franchise areas. We plan to continue these discussions to secure potential partnerships that will better utilize our technology to create sustainable shareholder value.

Raising the Company’s Visibility

In October 2020, RenovaCare delivered our first-ever Corporate Investor Webcast. During this presentation, designed to increase awareness of RenovaCare our shareholders as well as prospective investors, we highlighted our accomplishments over the previous 9 months and discussed our future milestones. We recognize our shareholders requests for engagement, and accordingly, plan to continue delivering Corporate Investor Presentations in 2021 and beyond. Corporate presentations, along with their transcripts, are available for viewing on our website at https://www.renovacareinc.com/investors/.

New Additions to the RenovaCare Team

During 2020, we also bolstered our organization with the addition of leading medical, regulatory, manufacturing, clinical, and business professionals with considerable expertise in their respective fields.

Dr. Lydia Evans – Member, Board of Directors
Dr. Lydia Evans is a noted dermatologist, oncologist, and doctor of internal medicine. Dr. Evans has held numerous academic, private, and commercial appointments, and brings extensive insights into the science, technology, and market positioning of wound and skin regeneration therapies.

Dr. Evans specializes in state-of-the-art treatments for aesthetic and medical dermatologic procedures.

Dr. Robin A Robinson – Chief Scientific Officer
Dr. Robin Robinson is a respected authority on the development of breakthrough biomedical technologies, and a well-known vaccine expert for which he was cited in 2018 as one of the top 100 innovators in medicine by The Medicine Maker. From 2008 to 2016, Dr. Robinson served as the first Director of the Biomedical Advanced Research and Development Authority (BARDA) in the U.S. Government. He successfully established over 80 public-private commercial partnerships that included many of the largest pharmaceutical companies in the world, including Sanofi, GlaxoSmithKline, Novartis, Merck, Roche/Genentech, Johnson & Johnson, Astra Zeneca, and Amgen leading to more than 38 FDA approvals during his tenure at BARDA.

Dr. Jo Ellen Schweinle – Chief Medical Officer
Dr. Jo Ellen Schweinle joined RenovaCare as our Chief Medical Officer in June 2020.  Dr. Schweinle has more than 30 years of medical, regulatory, and clinical trial experience, most recently as Senior Medical Officer at the U.S. Department of Health and Human Services/ASPR/BARDA, and prior to that as Senior Clinical Director at several global pharmaceutical companies. Dr. Schweinle is a noted authority in the use of self-donated stem cells and burn therapies.  Her addition to the Executive Leadership Team significantly strengthens RenovaCare’s clinical and regulatory expertise.

Mr. Robert W. Cook – Chief Financial Officer & Corporate Secretary
Mr. Cook is a finance and accounting executive with an international career spanning more than 40 years.  His last 30 years have been devoted to the U.S. healthcare sector, during which time he has been a banker, investor in debt and equity transactions, and senior executive, particularly with development-stage small pharma, biotech and medical device companies.

Focused Strategies to Meet Long-Term Objectives

We have a diverse, solid portfolio of therapies for the regeneration of skin and other organs and tissues; a robust and expanding intellectual property portfolio focused on differentiated products for unmet medical needs; disciplined capital allocation to support growth opportunities and corporate development; and a strategy for portfolio growth in key therapeutic areas led by an exceptional and highly qualified management team.

I believe that we are better positioned today than ever before to capitalize on our core strengths and market opportunities; and, in so doing, to continue building shareholder value. Our Management Team and Board of Directors are committed to ensuring that RenovaCare becomes and remains one of the most successful specialized med/tech companies in regenerative cell therapy sector.

When reflecting on the progress we have made this past year, and how well positioned we are for growth – I could not be more enthusiastic about the future of RenovaCare and, over time, its emergence as a key force in the burn and wound sectors.

I would like to take this opportunity to express my profound gratitude to our RenovaCare team for their relentless efforts and laser-focus to advance our innovative regenerative medicine portfolio towards becoming an approved therapy that can provide clear benefit to patients suffering from burns and wounds.

Naturally, I would like to thank our valued shareholders for their continued support, commitment and tangible vote of confidence.

Finally, if you have not signed up to receive emails on our latest news and ongoing advances, I urge you to go to www.renovacareinc.com and sign up now.

On behalf of the entire team at RenovaCare, we wish you safety, health, and prosperity in 2021.

Sincerely,

Alan L. Rubino
Chairman of the Board & CEO
RenovaCare, Inc.

About RenovaCare
RenovaCare, Inc. is developing new generation autologous stem cell therapies for the regeneration of human organs and tissues. The Company’s initial product under development targets the body’s largest organ, the skin. The Company’s flagship technology, the CellMist™ System, renders single-cell suspensions of tissue-specific pluripotent cells from donor tissues through sequential protease digestions. The RenovaCare CellMist™ System facilitates rapid healing of wounds or other afflicted tissues when applied topically as a gentle cell mist using the patented RenovaCare SkinGun™. The Company’s SkinGun™ is used to spray a liquid suspension of a patient’s stem cells – the CellMist™ Solution – on to wounds.

Development for next-generation biomedical technologies and devices for addressing unmet medical needs and commercialization is taking place at the RenovaCare R&D Innovation Center, located at StemCell Systems in Berlin, Germany. The Innovation Center houses dedicated RenovaCare cell biology laboratories; additional engineering, fabrication, prototyping and performance testing facilities; and product design studios for medical devices and biomedical products. Experienced contract bioengineers, cell biologists, and support staff work under the direction of a team of MD-PhDs who are experts in regenerative medicine, new product development, and clinical translation.

RenovaCare products are currently in development. They are not available for sale in the United States. There is no assurance that the Company’s planned or filed submissions to the U.S. Food and Drug Administration will be accepted or cleared by the FDA.

For additional information, please call Amit Singh at: 1-888-398-0202 or visit: https://renovacareinc.com

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Legal Notice Regarding Forward-Looking Statements
No statement herein should be considered an offer or a solicitation of an offer for the purchase or sale of any securities. This release contains forward-looking statements that are based upon current expectations or beliefs, as well as a number of assumptions about future events. Although RenovaCare, Inc. (the “Company”) believes that the expectations reflected in the forward-looking statements and the assumptions upon which they are based are reasonable, it can give no assurance that such expectations and assumptions will prove to have been correct. Forward-looking statements, which involve assumptions and describe our future plans, strategies, and expectations, are generally identifiable by use of the words “may,” “will,” “should,” “could,” “expect,” “anticipate,” “estimate,” “believe,” “intend,” or “project” or the negative of these words or other variations on these words or comparable terminology. The reader is cautioned not to put undue reliance on these forward-looking statements, as these statements are subject to numerous factors and uncertainties, including but not limited to: the timing and success of clinical and preclinical studies of product candidates, the potential timing and success of the Company’s product programs through their individual product development and regulatory approval processes, adverse economic conditions, intense competition, lack of meaningful research results, entry of new competitors and products, inadequate capital, unexpected costs and operating deficits, increases in general and administrative costs, termination of contracts or agreements, obsolescence of the Company’s technologies, technical problems with the Company’s research, price increases for supplies and components, litigation and administrative proceedings involving the Company, the possible acquisition of new businesses or technologies that result in operating losses or that do not perform as anticipated, unanticipated losses, the possible fluctuation and volatility of the Company’s operating results, financial condition and stock price, losses incurred in litigating and settling cases, dilution in the Company’s ownership of its business, adverse publicity and news coverage, inability to carry out research, development and commercialization plans, loss or retirement of key executives and research scientists, and other risks. There can be no assurance that further research and development will validate and support the results of our preliminary research and studies. Further, there can be no assurance that the necessary regulatory approvals will be obtained or that the Company will be able to develop commercially viable products on the basis of its technologies. In addition, other factors that could cause actual results to differ materially are discussed in the Company’s most recent Form 10-Q and Form 10-K filings with the Securities and Exchange Commission. These reports and filings may be inspected and copied at the Public Reference Room maintained by the U.S. Securities & Exchange Commission at 100 F Street, N.E., Washington, D.C. 20549. You can obtain information about operation of the Public Reference Room by calling the U.S. Securities & Exchange Commission at 1-800-SEC-0330. The U.S. Securities & Exchange Commission also maintains an Internet site that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the U.S. Securities & Exchange Commission at http://www.sec.gov. The Company undertakes no obligation to publicly release the results of any revisions to these forward-looking statements that may be made to reflect the events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

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